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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	04-2297459 (IRS Employer Identification Number)

001-13836
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant's Telephone Number, including Area Code)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On January 22, 2004, PricewaterhouseCoopers LLP was notified that the Board of Directors, upon the recommendation of the Audit Committee, had determined to propose Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2004. Upon that notification, PricewaterhouseCoopers submitted its resignation in accordance with the Companies Act 1981 of Bermuda. PricewaterhouseCoopers LLP has agreed to perform the review of the Company's interim financial statements for the quarter ending December 31, 2003 and therefore the resignation will not be effective until the filing of the Company's Form 10-Q for that period. Accordingly, the Board of Directors, upon the recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Company's independent accountants, effective upon the filing of the Company's Form 10-Q, until the 2004 annual general meeting of shareholders scheduled for March 25, 2004. The shareholders will be asked at the 2004 annual general meeting to appoint Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2004.

        The Company, with the approval of its Audit Committee, intends to continue to retain PricewaterhouseCoopers LLP to provide certain non-audit services to the Company during the year ending September 30, 2004.

        PricewaterhouseCoopers LLP's audit reports on the Company's consolidated financial statements as of and for the years ended September 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended September 30, 2002 and 2003 and the subsequent interim period through January 22, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. Attached as Exhibit 16 is a copy of such letter, dated January 23, 2004.

        During the years ended September 30, 2002 and 2003 and through January 22, 2004, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

Exhibit No.	Description
16	Letter dated January 23, 2004 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 23, 2004.

TYCO INTERNATIONAL LTD. (Registrant)
By:	/s/ DAVID J. FITZPATRICK David J. FitzPatrick Executive Vice President and Chief Financial Officer

Date: January 23, 2004

3

EXHIBIT INDEX

Exhibit No.	Description
16	Letter dated January 23, 2004 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX